Exhibit 10.5

EMBREX, INC.

RESTRICTED STOCK AGREEMENT

This Restricted Stock Agreement (this “Agreement”) is dated and made by and between                                  (“Grantee”) and Embrex, Inc. (the “Company”) as of                             , 20     .

1. Grant of Stock. Subject to the terms and conditions of this Agreement, the Company hereby grants to Grantee, and Grantee hereby accepts, shares of Common Stock (the “Shares”) of the Company pursuant to the Amended and Restated Incentive Stock Option and Nonstatutory Stock Option Plan of the Company (as amended, the “Plan”), as follows:

Number of Shares

Fair Market Value per Share (on the date of grant/date of this Agreement)	$

Total Value	$

2. Vesting.

(a) Vesting Schedule. Subject to Grantee’s continuing to provide services to the Company (whether as an employee, officer, director, consultant or advisor) on such dates, 25% of the Shares shall vest on each of the first four anniversaries of the date hereof, so that all of the Shares shall be vested four years after the date hereof.

(b) Forfeiture of Unvested Shares. If Grantee ceases to provide services to the Company for any reason prior to the date that all of the Shares are vested, Grantee shall automatically forfeit to the Company all Shares that are unvested at such time, except as provided in Section 2(c) below. Shares that are not vested are referred to herein as “Unvested Shares.”

(c) Continued Vesting under Certain Circumstances. Notwithstanding Sections 2(a) and (b) above, in the event that Grantee’s services to the Company are terminated by the Company for reasons other than Cause or due to Disability or death, then the Shares shall continue vesting on the vesting schedule described in Section 2(a). The terms “Cause” and “Disability” shall have the meanings specified in the Change in Control Severance Agreement between the Company and Grantee (unless there is no such Agreement, in which event the meanings of such terms shall be determined by the Committee under the Plan).

(d) Acceleration of Vesting. Notwithstanding Sections 2(a), (b) and (c) above, upon the occurrence of (i) any of the events described in Section 16 of the Plan which cause the vesting of stock options to accelerate or (ii) a “Change in Control,” as defined in the Change in Control Severance Agreement between the Company and Grantee (if any) which causes the vesting of stock options to accelerate, then the vesting of the Shares shall also be accelerated and become fully vested.

3. Deposit and Release of Stock Certificates.

(a) Deposit. To ensure the availability for delivery to the Company of the Unvested Shares upon Grantee’s ceasing to provide services to the Company, Grantee shall, upon execution of this Agreement and at any time thereafter, deliver and deposit with the Secretary of the Company any stock certificates representing any of the Unvested Shares, together with the stock assignment duly endorsed in blank attached hereto as Exhibit A. The Secretary shall hold the Unvested Shares and stock assignment until the Unvested Shares become vested or are forfeited to the Company. Grantee hereby appoints the

Secretary as Grantee’s attorney-in-fact to assign and transfer to the Company any Unvested Shares that are forfeited to the Company.

(b) Release. As the Shares vest or are forfeited to the Company, upon request by Grantee, the Secretary of the Company shall promptly cause a new stock certificate to be issued for the vested Shares and shall deliver any stock certificate for vested Shares to Grantee and any stock certificate for Unvested Shares to the Secretary of the Company. As a condition to the delivery of any stock certificate for vested Shares to Grantee, all applicable requirements for income and employment tax withholding with respect to such Shares shall have been satisfied by Grantee.

(c) No Liability. Neither the Company nor the Secretary shall be liable for any act it may do or omit to do in good faith while holding the Unvested Shares.

4. Restriction on Transfer. Except for the provisions described in Section 3, or the transfer of the Shares to the Company or its assignees, none of the Unvested Shares or any beneficial interest therein shall be transferred, encumbered or otherwise disposed of in any way.

5. Ownership and Voting Rights. This Agreement shall not affect in any way the ownership, voting or other rights of Grantee with respect to the Unvested Shares, except as specifically provided herein.

6. Restrictive Legends; Stop-Transfer Orders; Refusal to Transfer.

(a) Legends. Grantee understands and agrees that the Company shall place the following legend or its equivalent upon any stock certificates evidencing ownership of any Unvested Shares, together with any other legends that may be required by the Company or by state or federal securities laws:

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO VESTING AND TRANSFER RESTRICTIONS AS SET FORTH IN THE RESTRICTED STOCK AGREEMENT BETWEEN THE CORPORATION AND THE ORIGINAL HOLDER OF THESE SHARES. A COPY OF THE RESTRICTED STOCK AGREEMENT MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE CORPORATION.

(b) Stop-Transfer Notices. Grantee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its stock transfer agent.

(c) Refusal to Transfer. The Company shall not be required to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

7. Successors and Assigns of the Company. The rights of the Company under this Agreement shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by, such transferees.

8. Tax Withholding. Grantee acknowledges and agrees that the Company may require Grantee to pay, or may withhold from wages paid by the Company to Grantee, any amount that the Company, in its sole discretion, deems necessary to comply with any federal, state or local withholding requirements for income and employment tax purposes.

9. Section 83(b) Election. Grantee hereby acknowledges that he or she may file a Section 83(b) election with the Internal Revenue Service within 30 days of the date hereof, electing thereby to be taxed on the fair market value of the Shares as of the date hereof. Absent such an election, ordinary income will be measured and recognized by Grantee as the shares vest (that is, each year on the anniversary of the date hereof). If Grantee makes a Section 83(b) election and later forfeits any Unvested Shares upon termination of service to the Company, Grantee could suffer adverse tax consequences. Grantee is strongly encouraged to seek the advice of his or her own tax consultants in connection with the grant of the Shares and the advisability of filing of an election under Section 83(b) of the Internal Revenue Code. A form of election under Section 83(b) is attached hereto as Exhibit B.

GRANTEE ACKNOWLEDGES THAT IT IS HIS OR HER SOLE RESPONSIBILITY AND NOT THE COMPANY’S RESPONSIBILITY TO FILE THE ELECTION UNDER SECTION 83(b), EVEN IF GRANTEE REQUESTS THE COMPANY OR ITS REPRESENTATIVE TO MAKE THIS FILING ON GRANTEE’S BEHALF.

10. No Guarantee of Continued Service. Grantee acknowledges and agrees that the Shares shall vest only through continued service to the Company as an employee, officer, director, consultant or advisor at the will of the Company, and as otherwise provided in this Agreement. Grantee further acknowledges and agrees that neither this Agreement nor the vesting schedule set forth herein constitute an express or implied promise of continued employment or engagement by the Company and shall not interfere with the Company’s or Grantee’s right to terminate Grantee’s relationship with the Company at any time, with or without cause.

11. Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of North Carolina, without regard to conflicts of law principles.

12. Entire Agreement. The Plan and the terms and conditions thereof are incorporated herein by this reference. In the event of any conflict between the Plan and this Agreement, the Plan shall control. Any defined terms used herein shall have the meanings set forth in the Plan, except as otherwise defined herein. This Agreement and the Plan constitute the entire agreement of the parties with respect to the subject matter hereof and may not be modified except by means of a writing signed by Grantee and the Company.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first set forth above.

GRANTEE	EMBREX, INC.

Signature:	By:

Name:

Print Name:	Title:

3

Exhibit A

ASSIGNMENT SEPARATE FROM STOCK CERTIFICATE

FOR VALUE RECEIVED I,                                                              , hereby assign and transfer unto Embrex, Inc.                      shares of the Common Stock of Embrex, Inc. standing in my name on its books and represented by Certificate No.             . I do hereby irrevocably constitute and appoint to              transfer such shares, with full power of substitution in the premises.

This Assignment may be used only in conjunction with the Restricted Stock Agreement between Embrex, Inc. and the undersigned dated                                     , 20     .

Dated:                                                      , 20

Signature:

INSTRUCTIONS: Do not complete any blanks other than the signature line. The sole purpose of this assignment is to enable Unvested Shares to be transferred to the Company upon the termination of the Grantee’s service to the Company, as described in the Restricted Stock Agreement, without requiring additional signatures on the part of the Grantee.

ELECTION UNDER SECTION 83(b)

OF THE INTERNAL REVENUE CODE OF 1986

The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in taxpayer’s gross income for the current taxable year the amount of any compensation taxable to taxpayer in connection with taxpayer’s receipt of the property described below:

1.	The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

TAXPAYER:

ADDRESS:

SOCIAL SECURITY NO.:

TAXABLE YEAR:

2.	The property with respect to which the election is made is described as follows: shares (the “Shares”) of the Common Stock of Embrex, Inc. (the “Company”).

3.	The date on which the property was transferred is: , 20 .

4.	The property is subject to the following restrictions:

The Shares may not be transferred and are subject to forfeiture under the terms of an agreement between the taxpayer and the Company. These restrictions lapse upon the satisfaction of certain conditions contained in such agreement.

5.	The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $ .

6.	The amount (if any) paid for such property is: $ .

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned’s receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated: , 20
Taxpayer